UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2021

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Navistar Drive
Lisle Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 19, 2021, Navistar International Corporation (“Navistar”) received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), regarding a blackout period under each of the Navistar, Inc. Retirement Accumulation Plan and the Navistar, Inc. 401(k) Plan for Represented Employees (collectively, the “Plans”). The blackout period for the Plans is being implemented in connection with the anticipated closing of the previously-announced merger of Dusk Inc. (the “Merger Subsidiary”), a wholly owned indirect subsidiary of TRATON SE, with and into Navistar (the “Merger”) with Navistar continuing as the surviving corporation and an indirect subsidiary of TRATON SE following the consummation of the Merger, pursuant to an Agreement and Plan of Merger, dated as of November 7, 2020, among Navistar, TRATON SE and the Merger Subsidiary (the “Merger Agreement”).

The blackout period is required to facilitate the elimination of the Navistar International Corporation Common Stock Fund (the “Navistar Stock Fund”) as an investment option under each of the Plans, and the liquidation of shares of Navistar common stock currently held in the Plans as a result of the Merger. The blackout period is necessary to ensure that all transactions relating to the Navistar Stock Fund under each of the Plans are fully completed before the Effective Time (as defined in the Merger Agreement) of the Merger and the administrators of each of the Plans can process the receipt of the cash consideration in the Merger in exchange for the Navistar common stock.

The consummation of the Merger remains subject to regulatory approvals and the satisfaction of customary closing conditions set forth in the Merger Agreement.

Participants in the Plans have been advised that there will be a blackout period under the Plans that is expected to begin as of 1:00pm (Central Time) on June 23, 2021 and end during the week of July 4, 2021 or as soon as administratively possible after the week of July 4, 2021 (the “Blackout Period”). Although the Blackout Period is expected to end the week of July 4, 2021, this end date is subject to change, and could be a date that is earlier or later than the week of July 4, 2021. Because the actual closing date of the Merger is not certain at this time, Navistar is unable to determine the exact dates for the Blackout Period. Further, the duration of the Blackout Period could change, be advanced or be extended. During the Blackout Period, participants in the Plans will be unable to sell or diversify assets held in the Navistar Stock Fund, add or direct assets to the Navistar Stock Fund and/or take withdrawals, loans or distributions from the portion of their accounts invested in the Navistar Stock Fund. Participants will not be restricted from directing or diversifying investments in the existing account balances in the Plans that do not involve the Navistar Stock Fund.

As a result of the foregoing, on June 19, 2021, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR as promulgated by the Securities and Exchange Commission, Navistar sent a separate notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and certain trading prohibitions that they will be subject to during the Blackout Period with respect to shares of Navistar common stock.

Before and during the Blackout Period and for a period of two years after the end date thereof, inquiries concerning the Blackout Period, including the beginning and ending dates of the trading restrictions, may be directed without charge to:

Navistar International Corporation

2701 Navistar Drive

Lisle, Illinois 60532

Attn: Rose Murtaugh, Associate Director, Pensions

(331) 332-5037

Rose.Murtaugh@navistar.com

A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this communication, that are not purely historical, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which Navistar has no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) administrative processes concerning the elimination of the Navistar Stock Fund and the processing of the receipt of the cash consideration in the Merger in exchange for Navistar common stock may take more or less time than anticipated, resulting in a longer or shorter blackout period than currently anticipated; (ii) conditions to the completion of the proposed Merger may not be satisfied or the regulatory approvals required for the proposed Merger may not be obtained on the terms expected or on the anticipated schedule; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement between the parties to the proposed Merger; (iv) the effect of the announcement or pendency of the proposed Merger on Navistar’s business relationships, operating results, and business generally; (v) risks that the proposed Merger disrupts Navistar’s current plans and operations and potential difficulties in Navistar’s employee retention as a result of the proposed Merger; (vi) risks related to diverting management’s attention from Navistar’s ongoing business operations; (vii) potential and existing litigation that may be instituted, or has been instituted, against Navistar or its directors or officers related to the proposed Merger or the Merger Agreement between the parties to the proposed Merger; (viii) the amount of the costs, fees, expenses and other charges related to the proposed Merger; and (ix) such other factors as are set forth in Navistar’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended October 31, 2020, which was filed with the SEC on December 17, 2020, the definitive proxy statement on Schedule 14A, which was filed with the SEC on January 29, 2021, the quarterly report on Form 10-Q for the fiscal quarter ended April 30, 2021, which was filed with the SEC on June 8, 2021 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of management as of the date of communication with respect to future events. Navistar does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Navistar or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Notice Regarding Blackout Period and Regulation BTR Trading Restrictions dated June 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: June 21, 2021